UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2018, ADMA Biologics, Inc., a Delaware corporation (the “Company”), and its two wholly-owned subsidiaries, ADMA BioManufacturing, LLC, a Delaware limited liability company (“ADMA BioManufacturing”), and ADMA Bio Centers Georgia Inc., a Delaware corporation (“ADMA BioCenters”), entered into a Share Transfer, Amendment and Release Agreement with Biotest Pharmaceuticals Corporation (“BPC”), Biotest AG, Biotest US Corporation and The Biotest Divestiture Trust (the “Biotest Trust”) (the “Biotest Transfer Agreement”). Pursuant to the Biotest Transfer Agreement, BPC transferred to the Company, for no cash consideration, 8,591,160 shares of the Company’s non-voting common stock, $0.0001 par value per share (the “Non-Voting Common Stock”), previously issued to BPC at an aggregate valuation of approximately $31.4 million, or $3.66 per share, in connection with the Company’s June 2017 acquisition of certain assets of the Therapy Business Unit (the “BTBU”) of BPC (the “Biotest Transaction”) and representing 100% of the Company’s issued and outstanding Non-Voting Common Stock (the “NV Biotest Shares”). The total consideration which the Company paid for the BTBU was $59.8 million, comprised of the NV Biotest Shares, 4,295,580 shares of the Company’s voting common stock, $0.0001 par value per share (the “Common Stock”), and the Company’s Marietta and Norcross, GA plasma centers which have an aggregate value of $12.6 million. Immediately upon transfer of the NV Biotest Shares to the Company, the shares were retired and are no longer available for issuance. The retired NV Biotest Shares comprised approximately 19% of the Company’s total outstanding common stock as of May 14, 2018.

Pursuant to the Biotest Transfer Agreement, in exchange for the transfer and retirement of the NV Biotest Shares, the Company has: (i) granted Biotest AG and BPC and their successors and assigns a release from all potential past, present and future indemnity claims arising under that certain Master Purchase and Sale Agreement, dated as of January 21, 2017, by and among the Company, ADMA BioManufacturing, BPC, and for certain limited purposes set forth in the Purchase Agreement, Biotest AG and Biotest US Corporation; and (ii) relinquished its rights pursuant to that certain Purchase Agreement, dated as of June 6, 2017, by and among the Company, ADMA BioCenters and BPC (the “Biocenters Purchase Agreement”), to repurchase its two U.S. Food and Drug Administration approved plasma collection centers required to be transferred to BPC on January 1, 2019, resulting in the Biotest Transfer Agreement amending the Biocenters Purchase Agreement solely for the relinquishment of this repurchase right. In addition, pursuant to the Biotest Transfer Agreement, BPC waived and terminated its rights to name a director and an observer to the Company’s Board of Directors. As BPC has made public statements regarding the U.S. Government required divestiture of all of BPC’s U.S. assets in connection with the sale of Biotest AG to CREAT Group Corporation, pursuant to the Biotest Transfer Agreement BPC, subject to the receipt of required regulatory approvals, has also agreed to transfer its remaining 10,109,534 shares of Common Stock to the Biotest Trust upon the earlier of (i) receipt of consent from the necessary governmental authorities and (ii) July 1, 2018 (provided that Biotest AG, BPC and the Biotest Trust have received all required regulatory approvals for the Biotest Trust to own and hold the Common Stock) (the “Voting Share Closing Date”). Furthermore, pursuant to the Biotest Transfer Agreement, the Biotest Trust has agreed to be bound by all obligations of, and will have all of the remaining rights of, BPC under that certain: (i) Stockholders Agreement, dated as of June 6, 2017, by and between the Company and BPC, as amended by the Biotest Transfer Agreement solely to (x) substitute the Biotest Trust for BPC as a party thereto and (y) remove Article VI thereto in its entirety; and (ii) Registration Rights Agreement, dated as of June 6, 2017, by and between the Company and BPC, as amended by the Biotest Transfer Agreement, effective on the Voting Share Closing Date, solely to substitute the Biotest Trust for BPC as a party thereto. Furthermore, subject to the terms contained in the Biotest Transfer Agreement, for a 90-day period following the Voting Share Closing Date, the Biotest Trust has granted the Company a right of first negotiation for the purchase of the remaining shares of Common Stock then-held by the Biotest Trust. The Company’s other existing agreements with BPC and Biotest AG related to (i) the Company’s procurement of source plasma from BPC plasma centers, (ii) BPC’s purchase of source plasma from the Company’s plasma centers, (iii) the license granted to Biotest AG and (iv) the transition services being provided following the Biotest Transaction, each remain unchanged.

The description of the Biotest Transfer Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Biotest Transfer Agreement, a copy of which will be filed with the Company’s next Quarterly Report on Form 10-Q.

On May 14, 2018, the Company issued a press release announcing its entry into the Biotest Transfer Agreement and the retirement of the NV Biotest Shares. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2018, the Company issued a press release announcing its financial results for the three months ended March 31, 2018. A copy of the press release is furnished herewith as Exhibit 99.2.*

The information in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	ADMA Biologics, Inc. Press Release, dated May 14, 2018.

99.2	ADMA Biologics, Inc. Press Release, dated May 14, 2018.

* The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2018	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Vice President and Chief Financial Officer